                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                       event reported): November 17, 2000


                          ONEPOINT COMMUNICATIONS CORP.
             (Exact name of registrant as specified in its charter)


Delaware                                                   36-4225811
(State or other jurisdiction                               (IRS Employer ID No.)
of incorporation of organization)


Two Conway Park
150 Field Drive, Suite 300                                 60045
Lake Forest, Illinois                                      (Zip code)
(Address of principal executive offices)


847-582-8800
(Registrant's telephone number including area code)

ITEM 5.   OTHER EVENTS

        On November 17, 2000 OnePoint Communications Corp. issued 91,957 common shares of stock to its controlling shareholder, Ventures in Communications II, LLC, in exchange for cash consideration of $12.9 million. Also on November 17, 2000, OnePoint Communications Corp. entered into a $25 million unsecured loan agreement with Verizon Investments, Inc. Advances under this loan are subject to certain conditions as described in the exhibit.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

        The following exhibits are filed as a part of this report:

Exhibit Number   Description

    4.1 Stock Purchase Agreement By and Between OnePoint Communications Corp. and Ventures in Communications II, L.L.C. dated November 17, 2000.

    4.2 Loan Agreement By and Between OnePoint Communications Corp. and Verizon Investments, Inc. dated November 17, 2000.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be filed on its behalf by the undersigned thereunto duly authorized.

                                            ONEPOINT COMMUNICATIONS CORP.
                                            (Registrant)


Date: November 28, 2000                     By:    _______________________
                                            Name:  John D. Stavig
                                            Title: Chief Financial Officer

                                 Exhibit Index

Exhibit Number   Description

4.1 Stock Purchase Agreement By and Between OnePoint Communications Corp. and Ventures in Communications II, L.L.C. dated November 17, 2000.

4.2 Loan Agreement By and Between OnePoint Communications Corp. and Verizon Investments, Inc. dated November 17, 2000.